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                                                                   EXHIBIT 10.30

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (Sublease") is made and entered into as of the 8th day of May, 2000, between Zurn Industries, Inc., a Pennsylvania corporation (hereinafter called "Sublessor"), and Viewlocity, Inc. (hereinafter called "Sublessee"):

                                    ARTICLE I
                                   PRIME LEASE

     1.01 SUBLEASE SUBJECT TO PRIME LEASE. This Sublease is subject and subordinate to that certain Lease Agreement entered into with an "Effective Date" as of June 10, 1997 and executed by and between AGF 14801 Quorum, Ltd., a Texas limited partnership (hereinafter called the "Prime Lessor"), as landlord, and Sublessor, as tenant, as amended pursuant to that certain First Amendment To Lease dated November 13, 1997 entered into and executed by and between the Prime Lessor, as landlord, and Sublessor, as tenant (said Lease Agreement, as amended, hereinafter called the "Prime Lease") a copy of which (except for Riders No 1 and No 2 thereto, which are inapplicable hereto) is attached hereto as EXHIBIT A and made a part hereof for all purposes as if fully set forth herein.

     1.02 COMPLIANCE WITH PRIME LEASE. With the exception of the obligation to pay the Base Rental and to pay the Operating Expenses in the form of Adjustment of Base Rental pursuant to the Prime Lease, Sublessee hereby covenants and agrees to comply with and perform all obligations of Sublessor as tenant under the Prime Lease with respect to the Subleased Premises including, without limitation, all repair obligations, all insurance obligations, all obligations to pay utility charges and taxes, and all indemnification obligations of Sublessor thereunder, and any liability accruing from failure to pay same when due thereunder. Sublessee agrees that whenever the content of Prime Lessor is required under the terms of the Prime Lease with respect to any action. Sublessee shall obtain the consent of Sublessor and of Prime Lessor prior to taking such action. Sublessee hereby covenants and agrees to promptly deliver to Sublessor copies of any and all notices or other correspondence received by Sublessee from Prime Lessor that might affect Sublessor in any manner and further agrees, notwithstanding Section 9.04 to the contrary, to so deliver same in the manner most appropriate to insure that Sublessor

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will be able to respond to any of such notices or other correspondence from the
Prime Lessor within any time periods set forth in the Prime Lease.

     1.03 SERVICES. Sublessee hereby acknowledges and agrees that the only services, amenities and rights to which Sublessee is entitled under this Sublease are those to which Sublessor is entitled under the Prime Lease (subject to all the provisions, restrictions and conditions imposed of the Prime Lease). Sublessor shall in no event be liable to Sublessee for Prime Lessor's failure to provide any such services, amenities and rights nor shall any such failure be construed as a breach hereof by Sublessor or an eviction of Sublessee or entitle Sublessee to an abatement of any of the rentals under this Sublease, except and only to the extent that Sublessor receives an abatement under the Prime Lease with respect thereto.

     1.04 EXERCISE OF RIGHTS AND REMEDIES UNDER PRIME LEASE. Sublessee shall not have the right to exercise any of Sublessor's options or elections permitted or authorized under the Prime Lease, or to institute any action or proceeding against Prime Lessor for the enforcement of the Prime Lease. If Prime Lessor shall default in the performance of any of its obligations under the Prime Lease, Sublessor shall, upon the written request of Sublessee and at Sublessee's sole cost and expense, use its diligent good faith efforts to enforce the Prime Lease and obtain Prime Lessor's compliance with its obligations thereunder.

     1.05 OBLIGATIONS REQUIRED OF PRIME LESSOR UNDER THE PRIME LEASE. With respect to facilities, work, services, maintenance, repairs and restoration or the performance of other obligations required of the Prime Lessor under the Prime Lease, Sublessor's sole obligation, with respect thereto, shall be to request the same from Prime Lessor, upon request in writing from Sublessee, and to use reasonable efforts to obtain the same from the Prime Lessor. Sublessee shall have the right to request the same directly from Prime Lessor, and to conduct such proceedings (in court or elsewhere), as may be required, to obtain from the Prime Lessor any such facilities, work, services, maintenance, repairs and restoration or the performance of such obligation (such proceedings may be, at Sublessee's option, in its own name or in Sublessor's name. Sublessor agrees to cooperate with Sublessee in connection therewith and to execute such documents as may be required in connection therewith, and Sublessee agrees to reimburse Sublessor for any reasonable legal or other expenses incurred by Sublessor at the direction of the Sublessee in any such court or other proceeding).

     1.06 ALTERATIONS AND IMPROVEMENTS. In connection with any alterations and improvements (as used in the Prime Lease) desired to be made by Sublessee, the

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terms of the Prime Lease shall be applicable to this Sublease. The Sublessee shall also obtain the Sublessor's written consent to the making of any such alterations and improvements prior to the undertaking thereof, which consent the Sublessor agrees not to unreasonably withhold, and if the consent of Sublessor is obtained, Sublessee shall contact the Prime Lessor directly for the Prime Lessor's consent. Sublessee shall be solely responsible for all costs involved in the design and construction of alterations and improvements to the Subleased Premises. Sublessee shall pay any and all costs associated with Prime Lessor's review of any proposed alterations and improvements desired to be made by Sublessee.

     1.07 PARKING. Sublessee shall be entitled to utilize the parking privileges provided to Sublessor pursuant to Section 2(b) of the Prime Lease only to the extent of three (3) parking space per one thousand (1000) square feet of the square footage of the Subleased Premises actually occupied and for which rent is actually paid.

     1.08 SECURITY BY LETTER OF CREDIT. Upon execution of this Sublease, Sublessee shall provide to Sublessor an irrevocable letter of credit in form and substance satisfactory to Sublessor in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) issued by a bank acceptable to Sublessor as security for the performance by Sublessee of provisions of this Sublease. Such security shall at all times during the Term hereof be maintained in full force and effect by Sublessee, If Sublessee is in default, Sublessor can draw upon the letter of credit, or any portion of it, to cure the default or to compensate Sublessor for all damage sustained by Sublessor resulting from Sublessee's default. Sublessee shall immediately on demand provide a replacement irrevocable letter of credit in the amount that the letter of credit is drawn upon by Sublessor as provided in this paragraph so as to maintain the amount of security by letter(s) of credit in the amount initially provided to Sublessor. Notwithstanding the foregoing, such letter of credit security may be reduced to One Hundred Thousand Dollars ($100,000.00) at the end of the first two years of the Term hereof provided Sublessee is not then in default under the terms of this Sublease.

                                   ARTICLE II
                             DEMISE AND DESCRIPTION

     2.01 DEMISE OF SUBLEASED PREMISES. Subject to and upon the terms and conditions set forth herein, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor for the term herein set forth, all of Sublessor's right, title and interest in and to the use and occupancy of A PORTION OF the premises

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leased by Sublessor under the Prime Lease, same being fourteen thousand three hundred thirty eight (14,338) square feet of the rentable area located on the sixth floor in the building located at 14801 Quorum Drive, Addison, Texas, as shown outlined on EXHIBIT B a copy of which is attached hereto and made a part hereof for all purposes as if fully set forth herein, (herein called the "Subleased Premises"). The Subleased Premises shall be increased to include any portion of the remaining rentable area located on the sixth floor in said building at the time of the first use thereof by Sublessee, and in any event on November 1, 2000 the Subleased Premises shall be increased to include all of the rentable area located on the sixth floor in said building amounting to 18,479 square feet total (including the aforementioned 14,338 square feet).

     2.02. CONDITION OF THE SUBLEASED PREMISES. Tenant acknowledges and agrees that it has inspected the Subleased Premises and agrees to accept same in its present condition, "AS IS" and "WITH ALL FAULTS". Not withstanding the foregoing Sublessor, at its cost, shall reprogram the existing building security system to restrict access to the Subleased Premises (by means of the buildings elevators) to all unauthorized persons.

     2.03 DISCLAIMER OF WARRANTIES. SUBLESSEE ACKNOWLEDGES THAT NEITHER SUBLESSOR NOR PRIME LESSOR HAS MADE OR WILL MAKE ANY WARRANTIES TO SUBLESSEE WITH RESPECT TO THE QUALITY OF CONSTRUCTION OF ANY LEASEHOLD IMPROVEMENTS OR TENANT FINISH WITHIN THE SUBLEASED PREMISES OR AS TO THE CONDITION OF THE SUBLEASED PREMISES, EITHER EXPRESS OR IMPLIED, AND THAT SUBLESSOR AND PRIME LESSOR EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE SUBLEASED PREMISES ARE OR WILL BE SUITABLE FOR SUBLESSEE'S INTENDED COMMERCIAL PURPOSES. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 1.04 HEREOF, SUBLESSEE'S OBLIGATION TO PAY RENTALS UNDER THIS SUBLEASE IS NOT DEPENDENT UPON THE CONDITION OF THE SUBLEASED PREMISES OR THE BUILDING (NOW OR IN THE FUTURE) OR THE PERFORMANCE BY PRIME LESSOR OF ITS OBLIGATIONS UNDER THE PRIME LEASE, AND SUBLESSEE SHALL CONTINUE TO PAY THE RENTALS HEREUNDER WITHOUT ABATEMENT, SETOFF OR DEDUCTION NOTWITHSTANDING ANY BREACH BY SUBLESSOR OF ITS DUTIES OR OBLIGATIONS HEREUNDER OR BY PRIME LESSOR OF ITS DUTIES OR

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OBLIGATIONS UNDER THE PRIME LEASE, WHETHER EXPRESS OR IMPLIED.

     2.04 ADDITIONAL SPACE. Commencing on May 1, 2001, Sublessor herein grants unto the Sublessee a Right of First Refusal on any space that shall be and/or becomes available in the building during the remaining Term of this Sublease. Prior to May 1, 2001 and thereafter prior to the first day of May of any calendar year during the remaining Term hereof, Sublessor shall notify Sublessee by written notice of the availability of any such space in the building. Should Sublessee desire to exercise its Right of First Refusal and sublease such available space, Sublessee must notify Sublessor in writing of its desire to sublease the available space within seven (7) calendar days of Sublessee's receipt of Landlord's notice of availability. Within thirty (30) days of the receipt of Sublessee's notice exercising the right to sublease such available space, Sublessee and Sublessor shall enter into an amendment of this agreement setting forth the terms under which the additional space is subleased to Sublessee. The Base Rental shall be at a rental mutually agreed between Sublessee and Sublessor. Failure by Sublessee to exercise its Right of First Refusal within said seven (7) calendar day period, or if exercised, failure to enter into an amendment of this agreement within thirty (30) days of Sublessor's receipt of Sublessee's notice, shall be deemed a waiver of such right and Sublessor shall thereafter be free of any obligation under this Article 2.04 for a period of 12 months. Any exercise by Sublessee of this Right of First Refusal shall be for a minimum of 5,000 rental square feet.

                                   ARTICLE III
                          TERM; SURRENDER OF POSSESSION

     3.01 TERM. Unless the Prime Lease is terminated sooner pursuant to the terms thereof, the term of this Sublease ("Term") shall be for the period commencing on May 8, 2000 and ending November 13, 2007, which is one day before the date of expiration of the Prime Lease. Notwithstanding the foregoing and subject to this Sublease being fully executed by all parties prior to the commencement of the Term as defined herein. Sublessee will be granted access to the space prior to the commencement date to prepare the space for its occupancy. Such preparation shall include the installation of furniture, voice, data, telephone and computer wiring and the installation of telephone and computer equipment.

     3.02 SURRENDER OF THE SUBLEASED PREMISES. At the termination of this Sublease, by lapse of time or otherwise, Sublessee shall deliver up the Subleased Premises to Sublessor in as good condition as existed on the date of possession by

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Sublessee, ordinary wear and tear only excepted. Upon such termination of this
Sublease, Sublessor shall have the right to reaenter and resume possession of the Subleased Premises.

     3.03 RIGHT TO TERMINATE SUBLEASE. Sublessee shall have the right to terminate this Sublease at the end of the forty-eighth month hereof provided: a) Sublessee makes payment to Sublessor of the amount equivalent to six months Base Rental plus six months of escalation payments resulting from Operating Expenses,
b) Sublessee gives Sublessor written notice thereof prior to the end of the thirty-sixth month hereof, and c) Sublessee is not then in default hereunder.

                                   ARTICLE IV
                                      RENT

     4.01 BASE RENTAL. Sublessee hereby agrees to pay a monthly base rental of Twenty Two Thousand One Hundred Four and Forty Two One Hundredths Dollars ($22,104.42) to Sublessor monthly, in advance, without notice or demand and without abatement, deduction, or setoff of any amount whatsoever for the first six months of the Term hereof. Sublessee hereby agrees to pay a monthly base rental of Twenty Eight Thousand Four Hundred Eighty Eight and Forty Six One Hundredths Dollars ($28,488.46) to Sublessor monthly, in advance, without notice or demand and without abatement, deduction, or setoff of any amount whatsoever, beginning with the seventh month of the Term hereof or at such earlier time as Sublessee first uses or occupies any rentable area on such 6th floor of such building other than the 14,338 square feet shown outlined on Exhibit B attached hereto, and continuing each and every month thereafter during the Term hereof.

     4.02 ADDITIONAL RENTAL. Beginning on January 1, 2001, Sublessee shall also pay to Sublessor monthly as additional rental the amount of any Operating Expenses in the form of Adjustment of Base Rental charged to Sublessor pursuant to Section 4 of the Prime Lease for any month during the Term with respect to the Subleased Premises, to the extent such Operating expenses exceed the actual Operating Expenses for calendar year 2000. Upon request of Sublessee, Sublessor will provide Sublessee with copies of statements received by Sublessor from Prime Lessor with respect to the payment of Operating Expenses in the form of Adjustment of Base Rental under the Prime Lease. Within thirty (30) days following Sublessor's receipt from Prime Lessor of the final reconciliation of the annual Operating Expenses in the form of Adjustment of Base Rental pursuant to Section 4 of the Prime Lease for each year during the Term, Sublessor and Sublessee shall likewise reconcile the additional rental payable by Sublessee

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pursuant to this Section 4.02 so that Sublessee shall pay the amount, and only the amount, of the actual Operating Expenses in the form of Adjustment of Base Rental charged to Sublessor for such year with respect to the Subleased Premises.

     4.03 PAYMENT OF RENTALS. Each monthly installment of base rental and additional rental due to Sublessor under this Sublease shall be payable by Sublessee on the first day of each calendar month at Sublessor's address herein set forth or at such other place as Sublessor shall designate in writing from time to time. If less than all of any calendar month or year occurs during the Term, rents for such partial month or year shall be prorated based on the actual number of days during such month or year occurring within the Term.

     4.04 ELECTRICITY. Sublessee shall promptly pay to Sublessor all electrical expenses attributable to the Subleased Premises in accordance with paragraph 5 of the Prime Lease.

                                    ARTICLE V
                                 QUIET ENJOYMENT

     5.01 COVENANT OF QUIET ENJOYMENT. Provided Sublessee has performed all of the terms, covenants, agreements and conditions of this Sublease, including the payment of rental and all other sums due hereunder, Sublessee shall peaceably and quietly hold and enjoy the Subleased Premises against Sublessor and all persons claiming by, through or under Sublessor, for the term herein described, subject to the provisions and conditions of this Sublease and of the Prime Lease.

     5.02 LIMITATION. It is understood and agreed that the provision of Section
5.01 and any and all other covenants of Sublessor contained in this Sublease shall be binding upon Sublessor and its successors only with respect to breaches occurring during its and their respective ownership of the Sublessor's interest hereunder. This Sublease is subject to and subordinate to all matters of public record in Dallas, Texas.

                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

     6.01 RESTRICTION. Sublessee shall not, without the prior written consent of Prime Lessor and Sublessor, assign, transfer, mortgage, pledge, hypothecate or encumber this Sublease or any interest herein or sublet the Subleased Premises or any part thereof, or permit the use of the Subleased Premises by any party other than Sublessee. Any such assignment or subletting without such consent by Prime

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Lessor and Sublessor shall be void. Any such consent by Sublessor to any such assignment or subletting shall not release Sublessee from any of Sublessee's obligations hereunder or be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person.

     6.02 CONSENT DISCRETIONARY. Sublessor's consent to any proposed assignment or subletting may be withheld at the sole and absolute discretion of Sublessor, and if given, be subject to the further consent of Prime Lessor.

                                   ARTICLE VII
                         INDEMNIFICATION AND EXCULPATION

     7.01 INDEMNITY. Sublessee shall indemnify Sublessor for and hold Sublessor harmless from and against all costs, expenses (including reasonable attorneys' fees), fines, suits, claims, demands, liabilities, judgments and causes of action of every kind and character whatsoever arising in favor of any person or entity, resulting from any breach, violation or nonperformance of any covenant or condition hereof or arising out of or incident to the use or occupancy of the Subleased Premises by Sublessee or Sublessee's employees, agents, contractors, licensees and invitees, including any such costs, expenses, fines, suits, claims, demands, liabilities and actions which are attributable in whole or in part to the negligence of Sublessor, its employees, agents, contractors, licensees or invitees. It is the clear and unequivocal intent of the parties hereto that Sublessee's obligation to defend, protect, and save harmless Sublessor shall be full and complete for Sublessee's use of the Leased Premises or any activities carried on by Sublessee, its customers, agents and designees thereon or in connection with this Sublease or any activities arising therefrom, including, but not limited to any condition of the Leased Premises, or any condition of the Premises, the Building or the Land as such terms are defined in the Prime Lease, or Sublessor's negligence with respect thereto.

     7.02 EXCULPATION. Sublessor shall not be liable to Sublessee or Sublessee's employees, agents, contractors, licensees or invitees for any damage to person or property resulting from any act or omission of any visitor to the Subleased Premises except as Sublessor's own negligence may be the sole cause thereof.

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

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     8.01 DEFAULT BY SUBLESSEE: REMEDIES OF SUBLESSOR. In case of any breach hereof by Sublessee, in addition to all other rights of Sublessor hereunder or available to Sublessor at law or equity, Sublessor shall have all the rights against Sublessee as would be available to the Prime Lessor against Sublessor under the Prime Lease if such breach were by Sublessor thereunder. Furthermore, If Sublessee shall default in fulfilling any of the terms, covenants or agreements hereof, or of the Prime Lease as herein incorporated. Sublessor may give Sublessee notice of such default and, if Sublessee does not cure any default in the payment of rent within three (3) days, or any other default within five (5) days, after the receipt of such notice by Sublessee, then Sublessor may, at its option, pursue any of the remedies of Prime Lessor set forth in the Prime Lease or otherwise available at law or in equity, including, without limitation, the right to accelerate any remaining rental payments or to terminate this Sublease. If Sublessee defaults in the performance of any of the terms and provisions hereof and Sublessor places the enforcement of this Sublease in the hands of an attorney, Sublessee agrees to reimburse Sublessor for all reasonable expenses incurred by Sublessor as a result thereof including, but not limited to, reasonable attorneys' fees.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 AMENDMENT. No amendment, modification or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

     9.02 HEADINGS; INTERPRETATION. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Sublease. Whenever the context of this Sublease requires, words used in the singular shall be construed to include the plural and vice versa and pronouns of whatsoever gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     9.03 COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Sublease may be executed by one or more parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     9.04 NOTICES. Subject to Article 1.02 hereof, all notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and

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delivered personally or sent by United States certified or registered mail, postage prepaid, return receipt requested, if to:

          Sublessor:     Zurn Industries, Inc.
                         c/o USI Properties, Inc.
                         945 East Paces Ferry Road
                         Suite 2515
                         Atlanta, Georgia 30326-1125
          Attention:     Tom L. Green, President


          Sublessee:     Viewlocity, Inc.
                         3475 Piedmont Road
                         Suite 1700
                         Atlanta, Georgia 30305
          Attention:     Jack P. Scott, Vice President

     or to such other addresses as any party hereto may, from time to time, designate in writing delivered in a like manner.

     9.05 SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with the terms of this Sublease.

     9.06 TIME OF THE ESSENCE. Time is of the essence in the performance by Sublessee of its obligations hereunder.

     9.07 BROKERAGE COMMISSIONS. Sublessor has agreed to pay a brokerage commission to CB Richard Ellis, Inc. ("Broker") pursuant to a separate agreement between Sublessor and Broker. Sublessor and Sublessee hereby represent and warrant each to the other that they have not employed any agents, brokers or other such parties in connection with this Sublease other than Broker, and each agrees that they shall hold the other harmless from and against any and all claims of all

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other agents, brokers or other such parties claiming by, through or under the respective indemnifying party.

     9.08 WAIVER OF LIEN BY SUBLESSEE. Sublessee shall have no right, and Sublessee hereby waives and relinquishes all rights which Sublessee might otherwise have, to claim any nature of lien against the Subleased Premises or to withhold, deduct from or offset against any Rent or other sums to be paid to Sublessor by Sublessee, except as expressly provided under this Sublease.

     9.09 REMEDIES CUMULATIVE: APPLICABLE LAW. All rights and remedies of Sublessor under this Sublease shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this Sublease is declared to be a Texas contract, and all of the terms thereof shall be construed according to the laws of the State of Texas.

     9.10 ENTIRE AGREEMENT. The terms and provisions of all Schedules and Exhibits described herein and attached hereto are hereby made a part hereof for all purposes. This Sublease constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Sublease.

     9.11 AUTHORITY. Sublessee warrants, represents and covenants that (a) it is a duly organized and existing legal entity under the laws of the state in which it is organized, and in good standing in the State of Texas, (b) it has full right and authority to execute, deliver and perform this Sublease, (c) the person executing this Sublease on behalf of Sublessee was authorized to do so and (d) upon request of Sublessor, Sublessee will deliver to Sublessor satisfactory evidence of the due authorization, execution and delivery of this Sublease by Sublessee.

     9.12 SEVERABILITY. If any term or provision of this Sublease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or

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unenforceable, shall not be affected thereby, and each provision of this
Sublease shall be valid and shall be enforceable to the extent permitted by law.

     9.13 NO RECORDING. This Sublease (including any Exhibits hereto) shall not be recorded without the prior written consent of Sublessor.

     9.14 PRIME LESSOR'S CONSENT REQUIRED. Sublessee acknowledges that, pursuant to the provisions of the Prime Lease, Sublessor is required to obtain Prime Lessor's written consent to this Sublease, and accordingly, that the obligations of Sublessor hereunder are expressly subject to Sublessor obtaining such consent. If Prime Lessor's written consent to this Sublease is not obtained by 5:00 p.m. Central Time on MAY 15, 2000. this Sublease agreement shall automatically terminate and be of no further force and effect.

     9.15 SIGNAGE. Subject to Sublessee complying with all codes, restrictions, covenants, regulations and laws and obtaining the approval of the Prime Lessor, Sublessee shall have the right, at Sublessee's cost and expense, to install its corporate logo on the existing monument sign in the front of the Building. Sublessor will install at its cost, a tenant directory in the main lobby of the Building. Sublessor will thereupon, at its cost, list Sublessee's company name and location.

     9.16 CARD KEY ACCESS. Sublessor shall provide Sublessee with one (1) building entry/elevator access card for each 300 rentable square feet of space in the Subleased Premises, for a total of 61 access cards. Additional and/or replacement access cards will be available to Sublessee, at Sublessee's cost (currently $10.00 per card).

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IN WITNESS WHEREOF, the undersigned Sublessor and Sublessee have executed this
Sublease effective as of the date and year first written above.

                                             "Sublessor"

                                             Zurn Industries, Inc.


                                             /s/ Tom L. Green
                                             --------------------------------

                                             By:  USI Properties, Inc., Agent

                                             Name: Tom L. Green

                                             Title: President

                                             Date: 5/26/00


                                             "Sublessee"

                                             Viewlocity, Inc.

                                             /s/ Stan F. Stoudenmire
                                             --------------------------------

                                             By:
                                                -----------------------------

                                             Name: Stan F. Stoudenmire
                                                  ---------------------------

                                             Title: SVP & CFO
                                                   --------------------------

                                             Date: 04/04/00

                             Exhibit A - Prime Lease
                                  14801 QUORUM

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

1.    Definition and Basic Provisions .................................................................1

2.    Lease of Premises; Parking Privileges; Sign Rights ..............................................3

3.    Services by Landlord ............................................................................3

4.    Adjustment of Base Rental .......................................................................4

5.    Electricity .....................................................................................6

6.    Payments and Performance ........................................................................6

7.    Installation of Improvements; ADA Compliance ....................................................6

8.    Completion of Improvements and Commencement of Rent .............................................7

9.    Limited Right to Calculate Rentable Space; Subsequent Liquidation ...............................7

10.   Repairs and Reentry .............................................................................8

11.   Alteration and Additions by Tenants .............................................................8

12.   Entry for Repairs and Inspection ................................................................8

13.   Mechanic's Liens ................................................................................8

14.   Legal Use; Violations of Insurance Coverage; Nuisance ...........................................9

15.   Laws and Regulations; Rules of the Building .....................................................9

16.   Indemnity, Liability and Loss or Damage .........................................................9

17.   No Subrogation; Insurance ......................................................................10

18.   Fire and Casualty ..............................................................................10

19.   Condemnation ...................................................................................11

20.   Fire Sprinkler System ..........................................................................11

21.   Assignment and Subletting ......................................................................11

22.   Holding Over ...................................................................................13

23.   Abandoned Property .............................................................................13

24.   Taxes ..........................................................................................13

25.   Transfer of Landlord's Rights ..................................................................13

26.   Default........................................................................................13

27.   [Intentionally deleted] .......................................................................16

28.   [Intentionally deleted] .......................................................................16

29.   Remedies ......................................................................................16

30.   Joint and Several Liability ...................................................................16

31.   Constructive Eviction .........................................................................16

32.   Building Name .................................................................................16

33.   Subordination .................................................................................16

34.   Lease Certificates; Financial Statements ......................................................17

35.   Limitation of Landlord Liability ..............................................................17

36.   Consents ......................................................................................18

37.   Notices .......................................................................................18

38.   Brokerage .....................................................................................18

39.   Force Majeure .................................................................................18

40.   No Third Party Beneficiary ....................................................................18

41.   Severability ..................................................................................18

42.   Binding Effect ................................................................................18

43.   Applicable Law; Consent to Jurisdiction .......................................................18

44.   Entire Agreement; No Warranties ...............................................................19

45.   NO IMPLIED REPRESENTATIONS ....................................................................19

46.   Contingency; Reimbursement; Effective Date ....................................................19

EXHIBITS AND RIDERS

Exhibit A:    Legal Description of the Land .........................................................21
Exhibit B:    Floor Plans of the Premises ...........................................................22
Exhibit C:    Parking Privileges ....................................................................28
Exhibit D-1:  Leasehold Improvements Agreement for Initial Used Space ...............................29
Exhibit D-2:  Leasehold Improvements Agreement for First Floor Space ................................33
Exhibit E:    Building Rules and Regulations ........................................................36
Exhibit F:    Sign Descriptions and Locations .......................................................38
Rider No. 1:  Landlord's Obligation With Regard to Existing Space ...................................39
Rider No. 1:  Tenant's Option to Renew ..............................................................40

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is entered into by the Landlord and Tenant hereinafter named.

     1. DEFINITIONS AND BASIC PROVISIONS. The terms defined below shall have the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this Lease:

     (a)   "Landlord": AGF 14801 QUORUM, LTD., a Texas limited partnership.

     (b)   Tenant": ZURN INDUSTRIES, INC., a Pennsylvania corporation.

     (c) "Premises": all leasable space in Landlord's building (the "Building") located at 14801 Quorum Drive, in the City of Addison, Texas, on a tract of land (the "Land") situated in the City of Addison, Texas, being described on EXHIBIT A attached hereto and made a part hereof for all purposes. The six floor plans for the Premises are attached hereto as EXHIBIT B and made a part hereof for all purposes. Subject to Paragraph 9 below, the parties hereby agree that for purposes of this Lease the Premises is deemed to contain approximately 111,565 square feet of Rentable Space (as defined below), which constitutes all Rentable Space in the Building.

     (d) "Lease Term": a period of 120 months, commencing on September 1, 1997 (the "Commencement Date"), subject to the possibility of adjustment as explained in Paragraph 8 below.

     (e) "Base Rental": Base Rental for the Premises shall be the sum of the following two components:

               (i) The component for the approximately 96,293 square feet of the Premises which are located on the second (2nd) through sixth
           (6th) floors of the Building (the "Initial Used Space") shall be $136,415.08 per month for the first eighteen (18) months of the Lease Term and $156,476.12 per month for the remainder of the Lease Term.

               (ii) The component for the approximately 15,272 square feet of the Premises which are located on the first (1st) floor of the Building (the "First Floor Space") shall be as follows [but subject to the subsequent provisions of this subsection (e)(ii)]:

               - $15,653.80 per month (i.e., $12.30 per square foot per year of Agreed Rentable Area in the First Floor Space) for the first eighteen (18) months of the Lease Term;

               - $18,708.20 per month (i.e., $14.70 per square foot per year of Agreed Rentable Area in the First Floor Space) for the next eighteen (18) months of the Lease Term;

               - $21,617.00 per month (i.e., $16.9856 per square foot per year of Agreed Rentable Area in the First Floor Space) for the next twenty-four (24) months of the Lease Term; and

               - $24,817.00 per month (i.e., $19.50 per square foot per year of Agreed Rentable Area in the First Floor Space) for the remainder of the Lease Term.

           Notwithstanding the above statement of respective Base Rental components for the First Floor Space, the parties agree that if at any time during the first sixty (60) months of the Lease Term Tenant or any sublessee of Tenant occupies all or any portion of the First Floor Space, for the portion of the First Floor Space which is so occupied (the "Occupied First Floor Space"), the Base Rental component shall, effective as of the date upon which the Occupied First Floor Space is occupied by Tenant or Tenant's sublessee, automatically increase for the remainder of the Lease Term to be (A) $17.00 per square foot per year -- still payable in equal monthly installments -- of Rentable Space so occupied for whatever portion, if any, of the first eighteen (18) months of the 120-month Lease Term after such occupancy, and (B) for the remainder of the Lease Term, i.e., after the expiration of the first 18 months of the 120-month Lease Term, $19.50 per square foot per year -- still payable in equal monthly installments -- of Rentable Space so occupied.

Tenant agrees to pay all Base Rental to Landlord at the following address: P.O. Box 835285, Richardson, Texas 75083-5285 (or at such other place as Landlord may designate from time to time in writing) in monthly installments, in advance and without demand on the first day of each calendar month during and throughout the Lease Term.

     (f)   "Prepaid Rental": None.

     (g)   "Security Deposit": None.

     (h) "Sole Permitted Use": General office use, consistent with a reputable office building and subject to the other provisions of this Lease.

     (i) "Base Expense Amount": The aggregate of Operating Expenses incurred in connection with the Building during calendar year 1997.

     (j)   "Lease Agent:" Fobare Commercial, Inc., representing Landlord.

     (k) "Property Manager": Fobare Commercial, Inc., 3939 Belt Line Road, Addlson, Texas 75244, subject to change by Landlord upon written notice to Tenant.

     (l) "Initial Used Space Submission Dates": June 15, 1997, and July 15, 1997, as those dates are referred to the Paragraph 4 of the Leasehold Improvements Agreement for Initial Used Space, attached as EXHIBIT D-1 of this Lease.

     (m) "Allowance": $17.00 per square foot of Rentable Space in the applicable portion of the Premises, as used in the two Leasehold Improvements Agreements attached as, respectively, EXHIBIT D-1 and EXHIBIT D-2 of this Lease.

     (n) "Rentable Space": The total are attributable to a leased premises within the Building, i.e., being deemed by the parties to be appropriate for purposes of determining the Base Rental, the Allowance, rental adjustments, etc. under this Lease, with such total attributed area being determined by (a) using the American National Standard method for measuring Rentable Area in office buildings, as published by the Building Owners and Managers Association International, ANSI Z65.1-1980, reaffirmed June 21, 1989 (including the question-and-answer section of that publication), and then (b) multiplying the result achieved by the factor being used by Landlord to account for the first floor lobby, the elevator lobbies and the other common areas of the Building.

     (o) "Normal Business Hours": 7:00 a.m. until 6:00 p.m. on weekdays (except holidays, as defined below), and from 8:00 a.m. until 1:00 p.m. on Saturdays (except holidays). For purposes of this Lease, holidays are deemed to mean the following:

           January 1st                        New Years Day
           Last Monday in May                 Memorial Day
           July 4th                           Independence Day
           First Monday in September          Labor Day
           Fourth Thursday in November
            plus Friday following             Thanksgiving Holidays
           December 25th                      Christmas Day

     2. LEASE OF PREMISES; PARKING PRIVILEGES: SIGN RIGHTS. (a) In consideration of the obligation of Tenant to pay rent as provided in this Lease, and in further consideration of the other terms, covenants and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Premises for the Lease Term specified herein, all upon and subject to the terms and conditions set forth in this Lease. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements contained in this Lease on the part of Tenant, shall have quiet and peaceful possession of the Premises.

     (b) In addition, at all times during the Lease Term, and conditioned upon the Lease being in full force and effect and there being no uncured default under this Lease by Tenant, Landlord hereby agrees to make parking privileges available to Tenant, as explained on Exhibit C attached to this Lease.

     (c) In addition, at all times during the Lease Term, and conditioned upon this Lease being in full force and effect and there being no uncured event of default under this Lease by Tenant, Landlord agrees that Tenant shall have the exclusive right to fascia signage and one monument sign as described on Rider No. 4 attached to this lease, to be located at locations shown on such Rider No.
4. Tenant shall be solely responsible for obtaining any and all necessary approvals from the architectural review committee of the Quorum as well as the City of Addison and any other zoning or regulatory authority (as to which Landlord makes no representations or warranties). The obligation for the construction and installation of Tenant's signs, as well as the cost of the signs, shall be borne solely by Tenant; moreover, at the conclusion of the Lease Term, if Landlord so requests. Tenant shall, at its sole expense, promptly remove its signs and restore any damage caused to the Building and/or the Land which may have been caused by the signs and/or their removal.

     3. SERVICES BY LANDLORD. At all times during the Lease Term, and conditioned upon the Lease being in full force and effect and there being no uncured default under this Lease by Tenant, Landlord shall furnish the following services to the Premises, all of such services to be at Landlord's cost and expense except as specifically provided to the contrary elsewhere in this Lease:

     (a) Cold and warm water at those points of supply provided for general use of tenants in the Building.

     (b) Heated and refrigerated air conditioning in season during Normal Business Hours and at such temperatures and in such amounts as are reasonably consistent in quality and quantity as furnished in other comparable quality office buildings in the vicinity of the Building. Such services at all other times and on Sundays and holidays shall be furnished only at the request of Tenant, who shall bear the entire cost thereof. Whenever machines or equipment that generate abnormal heat and affect the temperature otherwise maintained by the air conditioning system are used in the Premises, Landlord shall have the right to install supplemental air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord promptly on demand.

     (c) Elevator service in common with other tenants for ingress and egress from the Premises, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than Normal Business Hours.

     (d) Janitorial cleaning services as may, in the reasonable judgment of landlord, be required in the normal operation of the Building (but no less frequently than five times per week).

     (e) Electric current in the manner and to the extent standard for office use.

     (f) A building access system whereby entry into the Building may be limited to an electronic card or other electronic access device (and of a capacity which will enable Tenant to install additional electronic entry locations within the Building, including elevators, at its sole expense).

The failure to any extent to furnish or any stoppage of these defined utilities and services resulting from any cause whatsoever shall not render Landlord liable in any respect for damages to either- person, property or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein. Should any malfunction of the Building improvements or facilities occur for any reason. Landlord shall use reasonable diligence to repair same promptly. Tenant shall have no claim for rebate or abatement of rent or damages on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom: provided, however, that if any interruption or cessation of service continues for five (5) consecutive business days after written notice from Tenant to Landlord (and to any mortgagee of Landlord of whom Tenant has received written notice, designating a specific address for notice to such mortgagee), identifying the problem with reasonable specificity and being labeled "URGENT/IMMEDIATE ACTION REQUIRED" in all capital letters, and if such interruption or cessation after the 5-business-day cure period causes the Premises to be untenantable in the reasonable judgment of Tenant, then notwithstanding any provision of this Lease to the contrary. Tenant's Base Rental and Tenant's share of Operating Expenses under this Lease will abate as of the sixth (6th) business day and continue abated until the service is resumed.

     4. ADJUSTMENT OF BASE RENTAL. The Base Rental payable pursuant to this Lease shall be adjusted upward from time to time in accordance with the following provisions:

     (a) Tenant's Base Rental is based, in part, upon the assumption that Landlord is contributing as its share of the annual Operating Expenses [as defined in Paragraph 4(e) hereof] of the Building an amount up to the Base Expense Amount. Tenant shall during the term of this Lease pay, as an adjustment to Base Rental pursuant to this Lease, an amount equal to the product of the following: (i) the excess (the "EXCESS"), if any, from time to time of the Operating Expenses in the Building over the Base Expense Amount, times (ii) a fraction, the numerator of which is the net rentable space in the Premises and the denominator of which is the net rentable space in the Building. Prior to the commencement of each calendar year of Tenant's occupancy. Landlord shall make a good faith estimate of the Excess, if any, for such upcoming calendar year and upon thirty (30) days' written notice to Tenant shall require the monthly payment of Base Rental to be adjusted in accordance with such estimate. Tenant's proportionate share of any such estimated Excess shall be payable in equal monthly installments over the remaining months of the calendar year after notice of such estimate is delivered to Tenant. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 4(b) when actual Operating Expenses are available for each calendar year.

     (b) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expenses for the previous calendar year. If any additional Base Rental collected for a prior year, as a result of Landlord's estimate of the Excess, is in excess of the additional Base Rental actually due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

     (c) Tenant shall have the right at any time within 180 days after Tenant's receipt of Landlord's statement of the previous year's Operating Expenses (but not after such 180-day period), to perform an annual audit at Tenant's expense on Landlord's books and records to the extent necessary to verify Landlord's calculation of the Excess, if any, and Tenant's actual additional rent for such previous year, provided (i) that such audit is conducted by a national or regional certified public accounting firm, (ii) that the auditor's fee structure is based upon an hourly rate (as opposed to a contingency fee arrangement), (iii) that both Tenant and the auditor sign a confidentiality agreement in favor of Landlord, agreeing not to disclose to any other party the information obtained in the audit (subject to the requirements of litigation and to exception for information which is clearly and obviously known to the public, e.g., the number of floors in the Premises), and (iv) that the auditor's report reflecting the results of such audit are promptly delivered to Landlord. Any such audit shall be conducted, if at all, (A) within one hundred eighty (180) days after Tenant's receipt of the annual statement from Landlord. (B) during Landlord's normal business hours, (C) at the place in Dallas County, Texas where Landlord maintains its records (or such other place in such County as Landlord shall deliver the appropriate records) and

(D) only after Landlord has received twenly (20) days prior written notice. If the audit report reflects that Tenant was overcharged or undercharged in the audited calendar year, and provided Landlord does not dispule the audit results within ninety (90) days after having received a written copy of the audit report ("Landlord's Review Period"), Tenant will within twenty (20) days after Landlord's Review Period pay to Landlord the amount of any underpayment or, if applicable, Landlord shall pay to Tenant the amount of any overpayment. If the amount evidenced by an audit performed on behalf of Tenant evidences that Tenant was overcharged by more than 5% of the total amount for additional rent authorized under this Lease, then if (1) Landlord fails to dispute such finding within Landlord's Review Period, or (2) Landlord agrees with such finding or (3) following a dispute of Tenant's audit by Landlord, the reconciled audits still evidence that Tenant was overcharged by more than 5% of the additional rent authorized under this Lease, Landlord will pay all of Tenant's reasonable costs of Tenant's audit. Landlord, within Landlord's Review Period, may elect to dispute Tenant's audit by giving written notice to Tenant of Landlord's election. Upon giving notice of Landlord's dispute of Tenant's audit. Landlord will retain a certified public accountant or other person experienced in auditing operating expenses in office buildings to audit the additional rent, and upon completion of said audit, Landlord's and Tenant's respective auditors will meet to reconcile all material differences in the audit. Failure by Tenant to exercise an audit right or Landlord to dispute any Tenant audit within the specified time period or the failure of either party to otherwise fail to contest or dispute the allocation of additional rent as provided above, is deemed a waiver of the applicable audit or dispute right and any right to contest the additional rent charges (undercharges or overcharges) for the applicable Lease year and, accordingly, is deemed acceptance of the additional rent charges as submitted to and reviewed by Tenant.

     (d) Notwithstanding anything to the contrary contained herein, if the Building is not fully occupied during any calendar year of the Lease Term, Operating Expenses and the Excess for purposes of Paragraphs 4(a) and 4(b) hereof shall be determined as if the Building had been fully occupied during such year and Operating Expenses had been in an amount which would be normal if the Building were 100% occupied.

     (e) The term "Operating Expenses" shall mean all costs of management, operation, and maintenance of the Land, the Building, and all other improvements on the Land and all appurtenances thereto, including the costs of maintaining any common facilities allocated from time to time to the Building, all accrued and based on an annual period consisting of a calendar year, as determined by generally accepted accounting principles. By way of illustration but not limitation, Operating Expenses shall include expenditures for maintenance and repairs; a reasonable amortization of any capital expenditures incurred by Landlord with a principal purpose to (i) effect a reduction in the Operating Expenses of the Building, or (ii) keep the Building in compliance with all applicable governmental rules and regulations from time to time; assessments and governmental charges (including taxes on rents or services); ad valorem property taxes with respect to such year; water, sewerage, and gas; cleaning, including supplies, janitorial services and pest control; licenses, permits and inspection fees; refuse collection; insurance; administrative expenses, including salaries and other expenses for labor and management, office equipment, telephone, and supplies; management fees payable by Landlord with respect to the Land, Building and common facilities; a reasonable allocation of the salary and other compensation paid to Landlord's director of engineering and/or operations; fire protection; snow and ice removal; landscape maintenance; professional services; and security (if and to the extent provided by Landlord, i.e., with Landlord making no representation or warranty to Tenant in this regard). The following shall be excluded from Operating Expenses: depreciation; capital expenditures other than those referenced in the previous sentence; cost of Building alterations or renovations for other tenants the Building; electricity; advertising; commissions paid for leasing; cost of repairs occasioned by fire, windstorm, or other casually (but only to the extent reimbursed by insurance proceeds); and wages, salaries, or other compensation paid to any executive above the grade of building manager (i.e., with the director of engineering and/or operations not being deemed to be included in this proscription).

     (f) Notwithstanding anything to the contrary contained in this Paragraph 4, Tenant's share of Operating Expenses shall not increase by more than six percent (6%) per year for any year during the Term of this Lease; to the extent attributable to any and all controllable expenses, i.e., with the limitation expressed in this subsection (f) not being applicable to the extent that increases in expenses such as utilities, taxes and insurance cause the Operating Expenses to increase by more than six percent per year.

     5. ELECTRICITY. (a) Tenant agrees that in addition to Tenant's obligations to pay Base Rental (Paragraph l(e) of this Lease) and to make escalation payments resulting from Operating Expenses (Paragraph 4 of this Lease), as well as Tenant's obligations pursuant to other provisions in this Lease, Tenant shall pay all electrical expenses attributable to the Premises, as follows: (i) if and to the extent that all or portions of the Premises are separately metered for electrical consumption. Tenant shall promptly pay all charges for electrical consumption directly to the utility company which supplies electricity to the Premises: (ii) for that portion of electrical consumption which is allocable to rented space (e.g. within the Premises itself), Tenant shall promptly reimburse Landlord for Tenant's prorata share (i.e., a fraction the numerator of which is the Rentable Space in the Premises and the denominator of which is the Rentable Space in all occupied leased premises in the Building) of such charges for electrical consumption paid by Landlord to the utility company which supplies electricity to the Building, and
(iii) for all other electricity consumed in connection with the Building, Tenant shall promptly reimburse Landlord for Tenant's prorata share (i.e., a fraction the numerator of which is the Rentable Space in the Premises and the denominator of which is the Rentable Space in the Building, whether or not occupied) of such charges for electrical consumption paid by Landlord to the utility company which supplies electricity to the Building; moreover, with regard to Tenant's obligations pursuant to items (ii) and (iii) above. Landlord may, at or before the commencement of each calendar year, make a good faith reasonable estimate of the cost for such electrical consumption for the upcoming calendar year and Tenant's respective shares of such total cost, and upon thirty (30) days' written notice to Tenant may require the monthly payment of such estimated cost in advance. In such event, Tenant's proportionate share of any such estimated cost shall be payable in equal monthly installments over the remaining months of the calendar year after notice of such estimate is delivered to Tenant. Any amounts paid based on such an estimate shall be subject to adjustment between Landlord and Tenant (i.e., in the same manner as the potential adjustment of Operating Expenses payments pursuant to Paragraph 4(c) above) when actual costs are determined for the applicable calendar year.

     (b) Without Landlord's prior written consent, Tenant shall not install any equipment in the Premises that will require any electrical current or equipment for its use. other than that supplied by Landlord for normal office usage, and the cost of special electrical installations approved by Landlord shall be paid by Tenant.

     6. PAYMENTS AND PERFORMANCE. Tenant agrees to pay all rents and sums provided to be paid by Tenant pursuant to this Lease at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever. Should this Lease commence on a day other than the First day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Base Rental for the First partial month, if any, shall be payable at the beginning of said period or as Prepaid Rental. The obligation of Tenant to pay such rent is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Time is of the essence in the performance of all of Tenant's obligations hereunder. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest at the highest lawful rate per annum from the fifth (5th) day after the due date until paid, unless there is no maximum rate of interest provided by law with respect to such amount, in which event such amount shall bear interest at the rate of eighteen percent (18%) per annum from the fifth (5th) day after the due date until paid. Any such accrued interest shall be payable on demand as additional rental In addition, if rental is paid by a check which is returned for insufficient funds. Tenant shall immediately make the required payment to Landlord in good funds: moreover, in such event Tenant shall also pay to Landlord not only the interest specified above in this Paragraph 6 (i.e., if and to the extent that such dishonored check causes the rental to become past due by more than Five days), but also an additional fee of $l00.00 to compensate Landlord for its expense and effort in connection with the dishonored check.

     7. INSTALLATION OF IMPROVEMENTS; ADA COMPLIANCE. All improvements to be installed in the Premises at the commencement of this Lease shall be installed as specified in the

Leasehold Improvements Agreement attached hereto as Exhibit D and made a part hereof. Tenant will assure that the plans and specifications for its improvements, as well as its business operations within the Premises, comply with the Americans With Disabilities Act of 1990, as amended and all related state and local laws (collectively, the "ADA"), and Landlord agrees that the remainder of the Building, i.e., other than the Premises, shall be in compliance with the ADA (taking into account both the fact that the Building was constructed before the effective date of the ADA and the fact of any and all renovations being effected pursuant to this Lease).

     8. COMPLETION OF IMPROVEMENTS AND COMMENCEMENT OF RENT. If the Premises are not ready for occupancy by Tenant on the Lease commencement date, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect, including the obligation of Tenant to commence paying rent on the Commencement Date stated in Paragraph l(d): provided, however, that if the Premises are not ready for occupancy for any reason other than Tenant's Delay (as defined in EXHIBIT D), then (i) the rent shall abate and not commence until the date the leasehold improvements to the Premises are substantially complete, and (ii) the Lease Term shall be extended to be the number of months provided in Paragraph l(d) above, i.e., after the Commencement Date, as extended. Any such abatement of rent, however, shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Lease commencement date. Notwithstanding the foregoing, if Tenant, with Landlord's consent, occupies the Premises after substantial completion of Tenant's leasehold improvements but prior to the beginning of the Lease Term set forth herein, all of the terms and provisions of this Lease shall be in full force and effect from the commencement of such occupancy and the Lease Term shall commence on the date on which Tenant First occupies the Premises and shall expire the same period of months thereafter as shown in Paragraph l(d); no change shall occur in the length of the Lease Term.

     9.    LIMITED RIGHT TO CALCULATE RENTABLE SPACE: SUBSEQUENT LIQUIDATION.
(a) Landlord and Tenant agree that at any time within one hundred eighty (180) days after the date of this Lease, either party may, at its sole expense, employ a licensed architect to calculate the "Rentable Space" of the Initial Used Space, the First Floor Space, and/or the entire Premises. If the architect performing any such services should issue a written statement within two hundred ten (210) days after the date of this Lease, which indicates that the "Rentable Space specified for the Initial Used Space, the First Floor Space, and/or the entire Premises should be modified (a "Modification Statement"), and if the other party to this Lease agrees with such Modification Statement, then Landlord and Tenant shall execute a written Amendment to Lease confirming the mutually agreed information and the appropriate rental adjustment which results from the corrected information (e.g., increasing or decreasing the Base Rental proportionate with the increase or decrease in the "Rentable Space"). If the architect performing any such services should issue a Modification Statement within two hundred ten (210) days after the date of this Lease, and if the other party to this Lease does not agree with such Modification Statement, then the other party may, at its sole expense, within sixty (60) days after the date of the Modification Statement, employ a licensed architect to review and respond to the Modification Statement (the "Response"). If the two architects fail to reach agreement within thirty (30) days after the date of the Response, then they shall select a third licensed architect (either by agreement between the two architects or, if they fail to agree on the third architect, by requesting that the Dallas chapter of the American Institute of Architects provide the third architect), with the fees of the third architect to be shared equally by Landlord and Tenant. Upon agreement between the two architects selected by the parties, or upon the final decision of the third architect, Landlord and Tenant shall execute a written Amendment to Lease confirming the final determination and, if necessary, the appropriate rental adjustment.

     (b) Notwithstanding anything contained in this Lease to the contrary, both Landlord and Tenant acknowledge and confirm their mutual desire to have all financial obligations under this Lease fixed and liquidated as soon as possible so that they can account for and plan such obligations with greater certainty. Accordingly, the parties agree that if neither party employs a licensed architect to perform any of the above-listed services within one hundred eighty
(180) days after the date of this Lease, or if no Modification Statement is delivered within two hundred ten (210) days after the date of this Lease, then the provisions of Paragraph 9(a) shall be null and void and of no further force or effect; and in such event (i) so that both parties to this Lease can be assured that they will not have to expend monies for professional fees regarding Rentable Space determinations after the deadlines established in Paragraph 9(a), they hereby agree that the Rentable Space For the Initial Used Space, the First Floor Space and the entire Premises, as specified in Paragraph l(c) and Paragraph l(e) above, shall conclusively be deemed to be applicable to this Lease: and (ii) so that both parties to this Lease can be assured as to their financial obligations after the deadlines established in Paragraph 9(a), they further agree that Base Rental, the Allowance, rental adjustments and all other aspects of this Lease which are based in whole or in part upon Rentable Space shall be deemed to be liquidated and no longer subject to adjustment based upon inaccuracies and/or errors, if any, in the Rentable Space determinations specified in Paragraph l(c) and Paragraph l(e).

     10. REPAIRS AND REENTRY. Tenant will, at Tenant's own cost and expense, maintain and keep the Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the repair of any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees and invitees: provided, however, that Tenant shall make no material repairs to the Premises without the prior written consent of Landlord. The performance by Tenant of its obligation to maintain and make material repairs shall be conducted only by contractors approved by Landlord after plans and specifications have been approved by Landlord. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of lime or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Paragraph 10, any repairs to the Premises or the Building that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Paragraph 18 below. Landlord shall be responsible for maintenance to the exterior, structural and common areas of the Building.

     11. ALTERATIONS AND ADDITIONS BY TENANT. Tenant shall make no material alterations (e.g., structural, mechanical, electrical, plumbing) in or additions to the Premises without the prior written consent of Landlord; and all alterations, additions, and improvements made to or Fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures of Tenant) shall be deemed a part of the Building and the property of the Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord shall elect otherwise, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, additions and improvements made by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to its original condition, at Tenant's own cost and expense, prior to the termination of the Lease Term; provided, however, that Tenant shall not be obligated to remove any improvements which are specified in the Approved Working Drawings contemplated in EXHIBIT D-l and EXHIBIT D-2. Alterations and additions to the Premises will be performed by Landlord at Tenant's cost and expense.

     12. ENTRY FOR REPAIRS AND INSPECTION. Landlord and its agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. During the period of 180 days prior to the expiration date of this Lease, Landlord and Landlord's agents may exhibit the Premises to prospective tenants at reasonable hours and upon prior notice to Tenant.

     13. MECHANIC'S LIENS. Nothing contained in this Lease shall authorize Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building or any part thereof; and if any mechanic's or materialman's lien is Filed or claimed against the Premises or Building or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be released of record. If the lien is not released of record and default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant. Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be repaid to Landlord immediately on demand therefor.

     14. LEGAL USE: VIOLATIONS OF INSURANCE COVERAGE; NUISANCE. Tenant will be solely responsible for obtaining all necessary certificates (e.g.. Certificate of Occupancy) and licenses necessary for Tenant's occupancy of the Premises and conducting its business therein. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the good faith judgment of Landlord, is disreputable or which is hazardous due to risk of fire, explosion or other casualty, nor permit anything to be done which will in any way (i) increase (he rate of Fire and casualty insurance on the Building or its contents, or (ii) tend io lower the first-class character of the Building, or (iii) create unreasonable elevator loads or otherwise interfere with standard building operations, or (iv) affect the structural integrity or design capabilities of the Building. In the event that, by reason of any act or conduct or business of Tenant, there shall be any increase in the rate of insurance. on the Building or its contents created by Tenant's acts or conduct or business, then Tenant hereby agrees to pay Landlord the amount of such increase on demand. Tenant will conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, annoy or disturb other tenants or Landlord in the management of the Building.

     15. LAWS AND REGULATIONS; RULES OF THE BUILDING. (a) Tenant at its sole expense will maintain the Premises in a clean and healthful condition and will comply with all laws, ordinance's, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises. Without limiting the generality of the foregoing, Tenant shall comply strictly and in all respects with the requirements of all Hazardous Waste Laws and shall indemnify Landlord and hold Landlord harmless from and against any liability, costs or expenses that may arise on account of the release, discharge, storage, disposal. treatment, processing or other handling or discovery of any Hazardous Substance within the Premises, or the discharge, release, disposal, storage, treatment, processing or other handling of any Hazardous Substance by Tenant, its employees, agents, contractors, or invitees anywhere on the Land or within the Building, or off site. As used herein, "Hazardous Substance" means any substance, material or matter that may give rise io liability under any Hazardous Waste Laws, including (but not limited to) medical waste and petroleum products or petroleum wastes. "Hazardous Waste Laws" shall mean any local, state or federal laws, rules, ordinances, regulations, and policy and guidance statements by the Environmental Agencies, either in existence as of the date hereof, or enacted, promulgated or issued after the date of this Lease, that concern the management, control, discharge, treatment, containment or removal of substances or materials that are or may become a threat to public health or the environment.

     (b) Tenant and Tenant's agents, employees, and invitees will comply fully with all Rules and Regulations of the Building which are attached hereto as EXHIBIT E and made a part hereof as though fully set out herein. As more particularly provided therein. Landlord shall at all times have the right to change such rules and regulations or to amend them in such reasonable manner as may be deemed advisable for the safety, protection, care and cleanliness of the Building and appurtenances and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant; provided, however, that no new rules or regulations shall deprive Tenant of any rights expressly granted to Tenant pursuant to this Lease.

     16. INDEMNITY, LIABILITY AND LOSS OR DAMAGE. By moving into the Premises or taking possession thereof. Tenant accepts the Premises as suitable for the purposes for which they are leased and accepts the Building and each and every appartenance thereof, and waives any and all defects therein with the exception of latent defects). Landlord shall not be liable to Tenant or Tenant's agents, employees, guests, invitees or any person claiming by, through or under Tenant for any injury to person, loss of or damage to property, or for loss of or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord, or by any cause whatsoever except Landlord's gross negligence or willful wrong. Unless arising from or out of Landlord's gross negligence or willful wrongdoing, Landlord shall not be liable for, and Tenant shall indemnify Landlord and save it harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Premises or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its agents, contractors, employees, invitees, or licensees. If Landlord shall, without fault on its part, be made a party to any action commenced by or against Tenant, Tenant shall protect and hold Landlord harmless therefrom and shall pay all costs, expenses, and reasonable attorney's fees to Landlord incurred in connection therewith.

     17. NO SUBROGATION; INSURANCE. (a) Tenant hereby waives any cause of action it might have against Landlord on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured. Landlord hereby waives any cause of action it might have against Tenant because of any loss or damage that is insured against under any insurance policy that covers the Building or any property of Landlord used in connection with the Building and which names Landlord as a party insured; provided, however, that if Landlord's insurance coverage contains a "deductible," Tenant shall remain liable to Landlord for the amount of such "deductible" (but with Tenant's liability under this clause not to exceed $25,000.00, subject to increases in the $25,000.00 limit proportionate to any increases which may occur in the national Consumer Price Index after the Commencement Date). This provision is cumulative of Paragraph 16.

     (b) Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 with respect to injuries to or death of any one person and in an amount of not less than $1,000,000.00 with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at lease 10 days prior to cancellation of such insurance. It is recommended that Tenant carry fire and extended coverage insurance on its personal property, as Landlord shall in no event be required to rebuild, repairer replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant on or within the Premises.

     18. FIRE AND CASUALTY. (a) If the Premises are damaged by Fire or Other casualty and if such damage is not susceptible of repair within 180 days (as estimated, as soon as reasonably practicable after the occurrence of such damage, by an architect of recognized good reputation selected by Landlord), then in such event this Lease, at the option of Landlord exercised by giving written notice thereof to Tenant within 30 days after receipt of a certificate of the architect so selected, shall terminate as of the date of such loss, and Tenant shall pay the rent hereunder apportioned to the time of such loss and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

     (b) If the damage described above is susceptible of repair within 180 days, or if the damage is not susceptible of repair within 180 days but Landlord fails to exercise its option to terminate this Lease, Landlord shall enter and make the necessary repairs without affecting this Lease, but the rent hereunder shall be reduced or abated as shall be equitable, in the good faith judgment of Landlord, until such repairs are made, unless such damage has been so slight that Tenant's occupancy of the Premises is not materially interfered with, in which case the rent hereunder shall not be abated or reduced. Notwithstanding the foregoing. Landlord shall have the option to terminate this Lease and shall not be obligated to repair the Premises or the Building if the damage is not covered by insurance or if Landlord's mortgagee applies any portion of the insurance proceeds to the unpaid balance of its loan.

     (c) In the event the Building is so badly damaged or injured by Fire or other casualty even though the Premises may not be affected, that Landlord decides, within 90 days after such destruction, not to rebuild or repair the Building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the date of such loss, and the Tenant shall pay rent hereunder apportioned to the date of such loss and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

     (d) Notwithstanding the foregoing provisions of this Paragraph 18, Tenant agrees that if the Premises or any other portion of the Building is damaged by Fire or other casualty resulting from the gross negligence of Tenant or any of its agents, employees, or invitees, then there shall be no abatement of rent before or during the repair of such damage.

     19. CONDEMNATION. If all of the Premises, or so much thereof as would materially interfere with Tenant's use of the remainder, shall be taken or condemned for any public use or purpose by right of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the term of this Lease and the leasehold estate created hereby shall terminate as of the date title shall vest in the condemnor or transferee. If only a portion of the Building, but not the Premises, is taken or condemned or transferred as aforesaid. Landlord shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto.

     20. FIRE SPRINKLER SYSTEM. Landlord agrees that if at any time during the Lease Term, or any extensions thereof, the Fire sprinkler system in the Building needs to be replaced. Landlord shall give Tenant written notice of Landlord's decision to replace the Fire sprinkler system. Landlord further agrees that if within fifteen (15) days after Tenant's receipt of Landlord's notice Tenant gives Landlord written notice that Tenant will promptly supply, at Tenant's sole expense, all parts and components necessary for such replacement of the fire sprinkler system, then Tenant shall promptly supply all such parts and components at its sole expense and at no cost to Landlord; and upon Landlord's receipt of all parts and components at the Building, Landlord shall supply all labor necessary to effect the replacement at no labor cost to Tenant.

     21. ASSIGNMENT AND SUBLETTING. (a) In the event that Tenant desires to assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, Tenant shall notify Landlord in writing (a "Proposal Notice") and shall state in the Proposal Notice the name of the proposed assignee, sublessee or other transferee and the terms of the proposed assignment, sublease or transfer. In the Proposal Notice Tenant shall also provide Financial information and state the nature and character of the business of the proposed assignee, sublessee or transferee. Notwithstanding such Proposal Notice to Landlord, Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, and Tenant shall not sublet the Premises in whole or in part or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord (which, subject to subsections (b) and (c) below, shall not be unreasonably withheld). Any such assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of the Landlord, be deemed a breach of this Lease. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and each assignee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this paragraph except as to the specific instance covered thereby. In the event that the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant shall exceed the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant), Tenant shall be obligated to pay the amount of such excess to Landlord as additional rent hereunder within twenty (20) days after it is received by Tenant from the sublessee. In the event Tenant shall receive any consideration from an assignee other than the assumption by the assignee of Tenant's obligations hereunder, Tenant shall be obligated to pay the amount of such consideration to Landlord as additional rent hereunder within twenty (20) days after the date it is received by Tenant. Landlord, at Landlord's option, may elect to require that rental payable by any sublessee be paid directly to Landlord and offset Tenant's rent obligations accordingly. If Tenant is a corporation or partnership, an assignment prohibited by this Paragraph 21 shall be deemed to include one or more sales or transfers, by operation of law or otherwise, or creation of new stock or partnership interests, by which a majority of the voting shares of the corporation or interests in the partnership shall be vested in a party or parties who are not owners of a majority of the voting shares or partnership interests of Tenant as of the date hereof; provided, however, that the foregoing provisions of this sentence shall not be applicable

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If (i) Tenant's stock is listed on a recognized security exchange or (ii) at least 80% of Tenant's stock is owned by a corporation whose stock is listed on a recognized security exchange. For the purposes hereof, stock ownership shall be determined in accordance with the principles set forth in section 544 of the Internal Revenue Code of 1986, as amended to the date hereof. Any transfer by operation of law shall also constitute an assignment prohibited by this Paragraph 21. Unless Landlord's withholding of consent is attributable primarily to a malicious intent to injure Tenant (i.e., as opposed to a difference of opinion between Landlord and Tenant), Landlord shall not be liable to Tenant for wrongfully withholding its consent to an assignment or subletting under this Lease and Tenant's sole remedy on account thereof shall be to enforce specific performance of Landlord's obligation to consent.

     (b) Landlord and Tenant hereby agree that the granting of consent by Landlord (i.e., if such consent is granted) shall, at a minimum, be preconditioned upon the fulfillment of the following requirements of Landlord, as well as any other reasonable requirements of Landlord:

           (1) Landlord shall be entitled to review Tenant's Proposal Notice for at least twenty (20) days after receiving same from Tenant;

           (2) Tenant shall remain primarily liable under this Lease and shall guaranty the Lease if Landlord so requests;

           (3) Any proposed assignee or sublessee shall assume, in a written instrument acceptable to Landlord, all of the obligations of Tenant hereunder;

           (4) No use shall be employed in connection with the Premises other than the sole Permitted Use set forth in this Lease;

           (5) The Premises shall remain intact and shall not be altered in any manner whatsoever unless Tenant and the prospective assignee or sublessee shall pay the entire cost thereof, and Landlord's prior written approval is obtained pursuant to Paragraph 10 above;

           (6) The tangible net worth of the proposed subtenant/assignee must be reasonably sufficient for the obligations under this Lease;

           (7) Any use of the Premises permitted hereunder by the proposed sublessee/assignee will not violate or create any potential violation of any laws, nor will it violate any other agreements affecting the Premises, the Building or Landlord;

           (8) The proposed subtenant/assignee will not create traffic congestion or an unreasonable burden on existing parking; and

           (9) Tenant shall pay any and all reasonable attorney's fees or other costs associated with Landlord's review and approval of a prospective assignee or sublessee, not to exceed $500.00.

     (c) Notwithstanding anything contained above in this Paragraph 21, Tenant agrees that after Landlord receives a Proposal Notice from Tenant regarding Tenant's proposed assignment of its rights under this Lease, then in addition to the rights granted to Landlord in subsections (a) and (b) immediately above, Landlord shall also be entitled to terminate this Lease; moreover, in the event of a Proposal Notice from Tenant regarding a proposed sublease or license by Tenant as to all or any portion of the Premises (subject, however, to the final sentence of this subsection) Landlord shall be entitled either to terminate this Lease as to that particular space designated in the Proposal Notice-with all rights and obligations of the parties under this Lease thereafter being equitably prorated based upon the remaining space which continues to be leased by Tenant-or, as a further option, to become Tenant's subtenant or licensee under the same terms and conditions as were set forth in the Proposal Notice. The options granted to Landlord pursuant to this subsection (c) are cumulative with the rights granted to Landlord pursuant to subsections (a) and (b) of this Paragraph 21. However, notwithstanding anything to the contrary above, this subsection (c) shall not be applicable (although subsections (a) and (b) shall continue to be applicable) to a proposed sublease or license which, if effected, would result in all or any portion of the First Floor Space being subleased or licensed but no space other than the First Floor Space.

     22. HOLDING OVER. Should Tenant continue to hold the Premises after this Lease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a tenancy at will at a daily rental equal to one-thirtieth (1/30) of an amount equal to 150% of the amount of the monthly rental payable during the last month prior to the termination of this Lease, and upon and subject to all of the other terms and provisions set forth herein except any right to renew this Lease. This provision shall not be construed, however, as permission by Landlord for Tenant to hold over.

     23. ABANDONED PROPERTY. All personal property of Tenant remaining in the Premises after the expiration of the Lease Term or after the abandonment of the Premises by Tenant may be treated by Landlord as having been abandoned by Tenant, and Landlord shall have the right to remove such personal properly from the Premises without any obligation to deliver such personal property to Tenant and without any liability to Tenant whatsoever, it being agreed that Tenant shall have no right to reclaim such property. Landlord shall have no duty to notify Tenant that Landlord may dispose of Tenant's property. Tenant shall be presumed conclusively to have abandoned the Premises if the amount of Tenant's property removed or being removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises, and such removal is not within the normal course of Tenant's business, or if Tenant removes or is removing any material amount of Tenant's personal property from the Premises at a time when Tenant is in default in the payment of rental due hereunder and such removal is not within the normal course of Tenant's business. Nothing contained in this paragraph shall prejudice or impair Landlord's rights as a lienholder and secured party under Paragraph 28 hereof, and the rights granted to Landlord under this paragraph shall be cumulative of its rights as a lienholder and secured party.

     24. TAXES. (a) Tenant shall be liable for all taxes levied or assessed against all personal property, furniture and fixtures placed by Tenant, or on Tenant's behalf, in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase. Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     (b) Tenant agrees that, as between Tenant and Landlord, Landlord has the sole and absolute right to contest taxes levied against the Premises and the Building (other than taxes levied directly against Tenant's personal property within the Premises). Accordingly, Tenant, to the maximum extent permitted by law, irrevocably waives any and all rights that Tenant may have to receive from Landlord a copy of notices received by Landlord regarding the appraisal or reappraisal, for tax purposes, of all or any portion of the Premises or the Building (including, without limitation, any rights set forth in Section.41.413 of the Texas Property Tax Code, as such section may be amended and/or supplemented from time to time). Additionally, Tenant, to the maximum extent permitted by law, hereby assigns to Landlord any and all rights of Tenant to protest or appeal any governmental appraisal or reappraisal of the value of all or any portion of the Premises or the Building (including, without limitation, any rights set forth in Section 41.413 and Section 42.015 of the Texas Property Tax Code, as such sections may be amended and/or supplemented from time to time). To the maximum extent permitted by law, Tenant agrees that it will not protest or appeal any such appraisal or reappraisal before a governmental taxing authority without the express written authorization of Landlord.

     25. TRANSFER OF LANDLORD'S RIGHTS. In the event Landlord transfers its interest in the Building, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of the Landlord for the performance of such obligations.

     26. DEFAULT. (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any rental or other sums payable by Tenant hereunder as and when such rental or other sums become due and payable and any such failure shall continue for a period of ten (10) days after written notice from Landlord to Tenant (provided, however, that if in any calendar year Landlord has given at least two written notices of rental defaults to Tenant, then for the remainder of that particular calendar year the grace period shall be reduced to five days and there shall be no requirement of written notice from Landlord to Tenant);
(ii) Tenant shall fail to comply with any other provision, condition or covenant of this Lease and any such failure shall continue for a period of twenty (20) days after Landlord gives written notice thereof to Tenant, (iii) Tenant shall abandon, vacate or fail to physically occupy any substantial portion of the Premises; (iv) any petition shall be Filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or under any similar law or statute of the United States or any state thereof, and such petition shall not be dismissed within ninety (90) days after its filing, or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal bankruptcy act or under any future federal bankruptcy act or under any similar law or statute of the United Stales or any state thereof;
(v) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent or make a transfer in fraud of creditors: (vi) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors; or (vii) a receiver or trustee shall be appointed for Tenant or any of the assets of Tenant.

     (b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

     (1) Landlord may enforce, by all legal suits and other means, its rights hereunder, including the collection of Base Rental and any other sums payable by Tenant hereunder, without reentering or resuming possession of Premises and without terminating this Lease.

     (2) Landlord may do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises, by force if necessary, in order to accomplish this purpose. Tenant hereby waives any and all claims for damages caused by Landlord's actions pursuant to this subparagraph (b)(2). and Tenant also agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant.

     (3) If (but only if) Tenant is in arrears in its rentals by more than one month. Landlord may enter upon and take possession of the Premises without terminating this Lease and expel or remove Tenant and its effects therefrom without being liable to prosecution of any claims for damages therefor, and Landlord may relet the Premises for (he account of Tenant. Tenant shall pay to Landlord all arrearages of Base Rental and other sums due and owing by Tenant to Landlord, and Tenant shall also pay to Landlord during each month of the unexpired Lease Term the installments of Base Rental and other sums due hereunder, less such part, if any, that Landlord shall have been able to collect from a new tenant upon reletting: provided, however, that although Landlord shall use its reasonable efforts to relet the Premises, Landlord shall have no obligation to agree to any lease terms which it deems to be unacceptable, nor shall Landlord be obligated (i) to travel outside a radius of thirty (30) miles from its principal office in order to meet with a prospective tenant, (ii) to accept a prospective tenant for the Premises (or any portion thereof) which is an existing or prospective tenant elsewhere in the Building, or (iii) to expend monies for finish-out requested by a prospective tenant unless Landlord in its sole and absolute discretion, approves both the lease terms and the credit of such prospective tenant. In the event Landlord exercises the rights and remedies afforded to it under this Paragraph 26(b)(3) and then subsequently elects to terminate this Lease. Tenant shall be liable to Landlord for damages as set forth in Paragraph 26(b)(2) above and Landlord shall have the right at any lime to demand final settlement as provided therein.

     (4) If (but only if) Tenant is in arrears in its rentals by more than one month, Landlord may enter upon the Premises and change, alter, or modify the door locks on all entry doors of the Premises, and permanently or temporarily exclude Tenant and its agents, employees, representatives and invitees, from the Premises, but only to the extent permitted by, and subject to the requirements of, Texas statutory law in effect at the time of the rental delinquency.

     (5) If (but only if) Tenant is in arrears in its rentals by more than one month. Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so. Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and upon any such termination. Tenant agrees that in addition to its liability for the payment of arrearages of Base Rental and other sums due and owing by Tenant to Landlord under this Lease upon such termination. Tenant shall be liable to Landlord for damages. Tenant shall pay to Landlord as damages on the same days as Base Rental and other payments are expressed to be due under the provisions of this Lease, the total amount of such Base Rental and other payments, less such part, if any, of such payments that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, that although Landlord shall use its reasonable effort to relet the Premises, Landlord shall have no obligation to agree to any lease terms which it deems to be unacceptable, nor shall Landlord be obligated
           (i) to travel outside a radius of thirty (30) miles from its principal office in order to meet with a prospective tenant, (ii) to accept a prospective tenant for the Premises (or any portion thereof) which is an existing or prospective tenant elsewhere in the Building, or (iii) to expend monies for finish-out requested by a prospective tenant unless Landlord in its sole and absolute discretion, approves both the lease terms and the credit of such prospective tenant. Landlord shall have the right at any time to demand final settlement. Upon demand for a Final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant's breach, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for Final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 6% per annum).

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity. Any entry by Landlord upon the Premises may be by use of a master or duplicate key or electronic pass card or any locksmith's entry procedure or other peaceable means. Any reletting by Landlord shall be without notice to Tenant, and if Landlord has not terminated this Lease, the reletting may be in the name of Tenant or Landlord, as Landlord shall elect. Any reletting shall be for such term or terms (which may be greater or less than the period which constitutes the balance of the Lease Term) and on such terms and conditions (which may include free rent, rental concessions or tenant inducements of any nature) as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. In the event of any reletting, Tenant shall pay to Landlord on demand the cost of renovating, repairing and altering the Premises for a new tenant or tenants, and the cost of advertisements, brokerage fees, reasonable attorney's fees and other costs and expenses incurred by Landlord in connection with such reletting. In the event any rentals actually collected by Landlord upon any such reletting for any calendar month are in excess of the amount of rental payable by Tenant under this Lease for the same calendar month, the amount of such excess shall belong solely to Landlord and Tenant shall have no right with respect thereto (except, however, same shall be applied to Tenant's deficiency, if any). In the event it is necessary for Landlord to institute suit against Tenant in order to collect the rental or any other sum due hereunder or any deficiency between the rental and any other sum provided for by this Lease for a calendar month and the rental and any other sum actually collected by Landlord for such calendar month. Landlord shall have the right to allow such deficiency to accumulate and to bring an action upon several or all of such rental deficiencies at one time. Any suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent rental deficiency or deficiencies.

     27.   [Intentionally deleted].

     28.   [Intentionally deleted].

     29. REMEDIES. No act or thing done by Landlord or its agents during the term hereof shall be deemed an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or reentry or taking possession. Landlord may at any time thereafter elect to terminate this Lease for a previous default. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce the rules described in Paragraph 15 against Tenant or any other tenant in the Building shall not be deemed a waiver of any such rules. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If either Landlord or Tenant brings any action under this Lease for the enforcement of any rights hereunder, the losing party agrees to pay to the prevailing party the reasonable attorney's fees and other costs and expenses incurred by the prevailing party in connection with such litigation.

     30. JOINT AND SEVERAL LIABILITY. If there are two or more parties comprising Tenant, the obligations imposed upon Tenant pursuant to this Lease shall be joint and several. If there is a guarantor of Tenant's obligations under this Lease, the obligations of Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor; nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment of Tenant's obligations hereunder.

     31. CONSTRUCTIVE EVICTION. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of said notice.

     32. BUILDING NAME. Landlord reserves the right at any time to change the name by which the Building is designated, and Landlord shall have no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change of the Building.

     33. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the Building and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that, in the judgment of Landlord, may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. However, notwithstanding the generality of the foregoing provisions of this Paragraph 33, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds of trust, mortgages or other instruments of security or voluntary sale, to attorn to such purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee's sale. Tenant hereby agrees to execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

     34. LEASE CERTIFICATES: FINANCIAL STATEMENTS. Tenant agrees to furnish from time to time, within ten (10) days after requested by Landlord or any successor to Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, a certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and specifying any modifications; that the term of this Lease has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall also contain an acknowledgment by Tenant of receipt of notice of the assignment of this Lease to such holder and the agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than 30 days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission: provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within ninety
(90) days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment. Tenant shall also furnish to Landlord when requested by Landlord, but no more often than one time per calendar year, a statement of the financial condition of Tenant prepared by an independent Certified Public Accountant and in form reasonably satisfactory to Landlord.

     35. LIMITATION OF LANDLORD LIABILITY. The liability of Landlord to tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord sells, assigns, transfers or conveys its interest in the Land, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer or conveyance.

     36. CONSENTS. In all circumstances under this Lease where the prior consent of one party (the "consenting party"), whether i( be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting party agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Paragraph 11 or Paragraph 21 of this Lease) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).

     37. NOTICES. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when deposited in the United States mail, certified or registered mail, return receipt requested, with sufficient postage prepaid, or hand delivered, addressed to the respective party to whom notice is intended to be given at the address of such party set forth below its name where it has executed this Lease. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address in substitution of the foregoing address to which any such notice shall be given.

     38. BROKERAGE. Landlord and Tenant warrant to each other that they have not had any dealings with any broker or agent in connection with the negotiation or execution of this Lease except for the Leasing Agent, or Agents, if any, listed in Paragraph l(j) of this Lease; and each party agrees to indemnify the other party and hold the other party harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by any other broker or agent, through commitments of the indemnifying party with respect to this Lease.

     39. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any reasonable delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Base Rentals and all other amounts payable to Landlord hereunder.

     40. NO THIRD PARTY BENEFICIARY. This Lease is for the sole benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and it is not for the benefit of any third party.

     41. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     42. BINDING EFFECT. The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraph 21, Paragraph 25, Paragraph 35 and Paragraph 46 hereof.

     43. APPLICABLE LAW: CONSENT TO JURISDICTION. This Lease shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas. Tenant hereby irrevocably agrees that any legal action or proceeding against it with respect to this Lease may be maintained in the courts of county where rent is payable under this Lease, or at Landlord's option in the U.S. District Court for the Northern District of Texas; and Tenant hereby consents to the jurisdiction and venue of such courts.

     44. ENTIRE AGREEMENT: NO WARRANTIES. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration for the execution of this Lease that there have been no agreements pertaining to the Premises, the Building or this Lease not incorporated in writing herein and that this Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. Landlord's duties and warranties are limited to those set forth in this Lease, and shall not include any implied duties or warranties, all of which are hereby disclaimed by Landlord and waived by Tenant. In particular, Landlord disclaims, and Tenant waives, any warranty that the Premises are suitable or fit for any particular purpose or use.

     45. NO IMPLIED REPRESENTATIONS. LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION, PROMISE OR UNDERSTANDING OF THE OTHER, OR OF ANY LEASING AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.

     46. CONTINGENCY; REIMBURSEMENT; EFFECTIVE DATE. (a) The submission by Landlord of this instrument to Tenant for examination, negotiation or signature does not constitute an option for, or a representation by Landlord regarding, a prospective lease. This Lease shall be effective if and when (and only if and when) both (i) this Lease has been signed on behalf of both Landlord and Tenant AND (ii) Tenant has delivered a written notice to Landlord (the "Approval Notice) that this Lease has been approved by Tenant's Board of Directors. When both such conditions have been satisfied, the effective date of this Lease (the "Effective Date") shall be the date of the Approval Notice. If for any reason whatsoever the Effective Date of this Lease has not occurred on or before June 15, 1997, then subject to subparagraphs (b) and (c) of this Paragraph 46, this Lease shall be null and void and of no force or effect.

     (b) If this Lease is signed on behalf of both Landlord and Tenant but the Effective Date fails to occur because the Approval Notice is not delivered by June 15, 1997, then Tenant shall reimburse Landlord for Landlord's legal fees in connection with this Lease and for Landlord's expenses relating to space planning for the Premises.

     (c) Notwithstanding anything contained in subparagraph (a) of this Paragraph 46, the parties hereby agree that if the Effective Date does not occur on or before June 15, 1997, but this Lease nevertheless is in fact signed on behalf of both parties and either (i) Landlord and Tenant mutually agree to Approved Working Drawings for leasehold improvements to the Initial Used Space (as contemplated in Paragraph 3 of EXHIBIT D-l), or (ii) Tenant occupies the Premises, or both, then subparagraphs (a) and (b) immediately above shall be inoperative, the remainder of this Lease shall be in full force and effect and the Effective Date of this Lease shall be deemed to be the earlier of the dates contemplated in alternatives (i) and (ii) of this sentence.

                          [signature on the next page]

                                   LANDLORD:

                                   AGF 14801 QUORUM, LTD., a Texas limited
                                   partnership

                                   By:  Addison AGF, Inc., a Texas corporation,
                                        its sole General Partner

                                        By: /s/ Abraham Azoulay
                                           ------------------------------------
                                              Abraham Azoulay
                                              President of Addison AGF, Inc.


                                   Address:   5055 Keller Springs Road
                                              Suite 555
                                              Addison, Texas 75248

                                   Date of Signature: 6/10/97


                                   TENANT:

                                   ZURN INDUSTRIES, INC.,
                                   a Pennsylvania corporation

                                   By: /s/ Robert R. Womack
                                       ----------------------------------------
                                   Name: Robert R. Womack
                                        ---------------------------------------
                                   Title: CHAIRMAN & CEO
                                         --------------------------------------


                                   Address (Before Commencement Date):
                                         17120 Dallas Parkway
                                         Dallas, Texas 75248

                                   Address (After Commencement Date):
                                         14801 Quorum Drive
                                         Addison, Texas 75240

                                   Date of Signature: June 6, 1997

                          EXHIBIT A TO LEASE AGREEMENT

BEING a part of Block 2 of the QUORUM ADDITION, an addition to the City of Addison Dallas County, Texas, recorded in Volume 79100, Page 1895 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2" iron rod at the southeast corner of The Landmark Office Building Site Addition, an addition to the City of Addison, Texas, recorded in Volume 84113, page 1816 of the Deed Records of Dallas County, Texas; said point also being in the north R.O.W. line of Landmark Boulevard (a variable width R.O.W.) and in the west line of the aforementioned Quorum Addition, and being N 0l DEG. 30'57" W, 445.00' from the common southeast corner of Quorum West Addition, an addition to the City of Addison, Texas, recorded in Volume 81005, Page 1454 of the Deed Records of Dallas County, Texas, and southwest corner of the aforementioned Quorum Addition;

THENCE N 0l DEG. 30'57" W. 520.16' with the common line of The Landmark Office Building Site Addition and Quorum Addition to a 1/2" iron rod at the southwest corner of 14881 Quorum Drive Addition, an addition to the City of Addison, Texas, recorded in Volume 83228, Page 5386 of the Deed Records of Dallas County, Texas;

THENCE N 89 DEG. 46'47" E, 441.21' with the south line of 14881 Quorum Drive Addition to a 1/2" iron rod for corner in the west R.O.W. line of Quorum Drive (a variable width R.O.W.); said point being on a curve to the left having a central angle of 15 DEG. 47'39" and a radius of 949.91' being S 79 DEG. 40'12" E;

THENCE around said curve and with the west line of Quorum Drive, a distance of 261.85' to a 3/4" iron rod for corner in the north line of Landmark Boulevard; said point being on a curve to the left having a central angle of 27"53'19" and a radius of 346.21' bearing S 20 DEG. 37'38" E;

THENCE around said curve and with the north line of Landmark Boulevard, a distance of 168.52' to a 1/2" iron rod for corner;

THENCE S 41 DEG. 29'03" W, 81.87' with the north line of Landmark Boulevard to a nail for corner at the beginning of a curve to the right having a central angle of 47'00'OO" and a radius of 310.98';

THENCE around said curve and with the north line of Landmark Boulevard, a distance of 255.10' to the place of beginning and containing 174,997.54 square feet or 4.0174 acres of land, more or less.

                            FIRST AMENDMENT TO LEASE

     AGREEMENT is made as of the 13th day of November, 1997, by and between AGF 14801 QUORUM, LTD., a Texas limited partnership ("Landlord") and ZURN INDUSTRIES, INC., a Pennsylvania corporation ("Tenant").

     WHEREAS, Landlord and Tenant have entered into a Lease with an "Effective Date" as of June 10, 1997 (the "Lease"), regarding the lease of certain premises located at 14801 Quorum Drive, Addison, Texas, as more particularly described in the Lease;

     WHEREAS, Tenant now knows the exact amount of Rentable Space for the portion of the Premises which Tenant is initially occupying on the first (1st) floor of the Building (with all rights and obligations prescribed in the Lease continuing to apply to the entirety of the Premises located on the first floor); and

     WHEREAS, the parties also desire to confirm their agreement as to a revised Lease Commencement Date under the Lease;

     THEREFORE, Landlord and Tenant, for good and valuable consideration, hereby agree as follows:

1. All references in Paragraphs 1(c) and 1(e) of the Lease are hereby amended to provide that the Premises contains approximately 110, 619 square feet of the Rentable Space, of which approximately 91, 782 square feet are located on the second (2nd) through sixth (6th) floors of the Building (the "Initial Used Space") and approximately 18, 837 square feet are located on the first (1st) floor of the Building (the "First Floor Space").

2. Paragraph 1(d) of the Lease is hereby amended by substituting the date "November 15, 1997" for "September 1, 1997" as the "Commencement Date" of the "Lease Term", and by deleting the words "subject to the possibility of adjustment as explained in Paragraph 8 below." Accordingly, the Lease Term shall be a period of 120 months commencing on November 15, 1997 and ending after the close of business on November 14, 2007.

3. Supplementing Paragraph 1(e) of the Lease, as well as EXHIBIT D-1 attached to the Lease, Tenant has elected to occupy 9,853 square feet of Rentable Space on the first floor of the Building (the "Initially Occupied First Floor Space") as of the Commencement Date of the Lease, it being understood and agreed that all provisions of the Lease relating to Rentable Space on the first floor of the Building remain in full force and effect (i.e., whether or not part of the INITIALLY Occupied First Floor Space). The parties further confirm their agreement to the following financial terms of the Lease which are affected by Tenant's decision with regard to the Initially Occupied First Floor Space:

          (a) The "Allowance" contemplated by Paragraph 1(m) of the Lease is hereby agreed to be $1,939,005.00 for the total of (i) the "Initial Used Space" on the second (2nd) through sixth (6th) floors of the Building and
               (ii) the above-described Initially Occupied First Floor Space.

          (b) The Base Rental due as of the Commencement Date of the Lease Term, i.e., subject to adjustment as provided in the Lease, shall be $153,191.45 per month, being the sum of the following:

               -    $130,024.63 for the Initial Used Space, plus

               - $13,957.71 for the Initially Occupied First Floor Space, plus

               - $9,209.11 for the remaining 8,984 square feet (i.e., 18,837 square feet minus 9,853 square feet) of Agreed Rentable Area in the First Floor Space.

4. Paragraph 1(m) and EXHIBITS D-1 and D-2 of the Lease are hereby modified to provide as follows:

          (a) Landlord and Tenant hereby acknowledge that the "Allowance" of $1,939,005.00, as prescribed in Paragraph 3(a) above, includes not only the amounts prescribed in the Lease for the Initial Used Space and the Initial Occupied First Floor Space, but also an additional $211,217.00 (the "Additional Allowance Increment").

          (b) In consideration for the Additional Allowance Increment, Tenant agrees to pay in full all sums owing to James R. Thompson, Inc. pursuant to a construction contract dated as of July 24, 1997 (plus change orders #1 and #2, as well as any other change order which may be approved by Tenant), for construction related to the Building and the Premises.

          (c) With regard to the parenthetical provision at the conclusion of the first sentence in Paragraph 5 of EXHIBIT D-1 of the Lease - as well as the same provision at the conclusion of the first sentence in Paragraph 4 of EXHIBIT D-2 of the Lease, but only as to work currently being performed for the Initially Occupied First Floor Space -- Landlord hereby waives the 5% construction coordination fee

5. Landlord and Tenant agree that the open-air carport prescribed in the second sentence of paragraph 1 of EXHIBIT C of the Lease (the "Carport Provision") shall be constructed by Landlord within sixty (60) days after both (i) Tenant has confirmed to Landlord the specifications which Tenant prefers for the carport, and (ii) Landlord obtains the necessary approvals contemplated in the Carport Provision.

6. The terms of this First Amendment to Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Except as expressly provided for herein, all terms defined in the Lease shall have meaning ascribed therein and all provisions, covenants and conditions of the Lease are hereby ratified, confirmed and incorporated herein in their entirety by this reference.

8. The Lease shall remain in full force and effect, and the terms of this First Amendment shall control over any conflicts between the terms of the Lease and the terms of this First Amendment.

     IN WITNESS WHEREOF, the parties have hereunto executed this First Amendment as of the date first above written.


TENANT;                            LANDLORD:

ZURN INDUSTRIES, INC.,             AGF 14801 QUORUM, LTD., a Texas
a Pennsylvania corporation         limited partnership

                                   By:   Addison AGF, Inc., a Texas
By:    /s/ [ILLEGIBLE]                   corporation, the sole General Partner
       -----------------------           of Liberty Exchange, Ltd.
Name:  [ILLEGIBLE]
       -----------------------
Title: Vice President              By:  /s/ Abraham Azoulay
       -----------------------          --------------------------------------
                                        Abraham Azoulay
                                        President of Addison AGF, Inc.

                         Exhibit B - Subleased Premises

                                    [GRAPHIC]

    Initial Subleased Premises = 14,338 rentable square feet (unshaded area)